E-TRANS LOGISTICS, INC.

                          AUDITED FINANCIAL STATEMENTS

                     Years ended December 31, 1999 and 1998

E-TRANS LOGISTICS, INC.

TABLE OF CONTENTS

                                                                           Page
                                                                           ----

REPORT OF INDEPENDENT AUDITOR                                                 1

FINANCIAL STATEMENTS

  Balance Sheet                                                               2
  Statements of Operations and (Accumulated Deficit) Retained Earnings        3
  Statements of Cash Flows                                                    4
  Notes to Financial Statements                                               5

                                   AARON STEIN

                           CERTIFIED PUBLIC ACCOUNTANT

                          REPORT OF INDEPENDENT AUDITOR



To the Board of directors and stockholders of E-Trans Logistics, Inc.

I have audited the accompanying balance sheet of E-Trans Logistics, Inc. as of December 31, 1999, and the related statements of operations and (accumulated deficit) retained earnings, and cash flows for each of the two years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Corporation's management. My responsibility is to express an opinion of these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, such financial statements present fairly, in all material respects, the financial position of E-Trans Logistics, Inc. as of December 31, 1999 and the results of their operations and their cash flows for each of the two years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.

                                AARON STEIN, CPA

June 12, 2000






             534 WILLOW AVENUE o PO BOX 315 o CEDARHURSt, NY o 11516
                               Phone: 516.569.0520

E-TRANS LOGISTICS, INC.

BALANCE SHEET

December 31, 1999

ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                         $    --
    Accounts receivable                                                 191,583
    Other current assets                                                116,426
                                                                      ---------

                   Total current assets                                 308,009
                                                                      ---------

PROPERTY AND EQUIPMENT
    Furniture and fixtures                                                4,000
    Less accumulated depreciation and amortization                          800
                                                                      ---------

                                                                          3,200

                                                                      $ 311,209
                                                                      =========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Checks written in excess of depository balance                    $  27,594
    Accounts payable and accrued expenses                               474,018
                                                                      ---------

                   Total current liabilities                            501,612
                                                                      ---------

STOCKHOLDERS' EQUITY
    Common stock, no par value; authorized 1,500
       shares; issued and outstanding 1,500 shares                       10,000
    Accumulated deficit                                                (200,403)
                                                                      ---------

                                                                       (190,403)
                                                                      ---------
                                                                      $ 311,209
                                                                      =========
See notes to financial statements.

E-TRANS LOGISTICS, INC.
STATEMENTS OF OPERATIONS AND

    (ACCUMULATED DEFICIT) RETAINED EARNINGS

                                                      Years ended December 31,
                                                    ---------------------------
                                                        1999            1998
                                                    -----------     -----------

NET SALES                                           $ 1,449,623     $ 1,631,132

SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES                           1,788,068       1,635,966
                                                    -----------     -----------

             OPERATING LOSS                            (338,445)         (4,834)
                                                    -----------     -----------

OTHER INCOME
    Other                                                  --             2,120
    Interest income                                         201            --
                                                    -----------     -----------

                                                            201           2,120
                                                    -----------     -----------

             LOSS BEFORE INCOME TAX EXPENSE            (338,244)         (2,714)

INCOME TAX EXPENSE                                         --              --
                                                    -----------     -----------

             NET LOSS                                  (338,244)         (2,714)

RETAINED EARNINGS, Beginning                            137,841         140,555
                                                    -----------     -----------

(ACCUMULATED DEFICIT)
    RETAINED EARNINGS, Ending                       $  (200,403)    $   137,841
                                                    ===========     ===========


LOSS PER SHARE
    Basic                                           $   (225.49)    $     (1.80)
                                                    ===========     ===========


AVERAGE NUMBER OF
    COMMON SHARES OUTSTANDING
    Basic                                           $     1,500     $     1,500
                                                    ===========     ===========









See notes to financial statements.



E-TRANS LOGISTICS, INC.
STATEMENTS OF CASH FLOWS

                                                            Years ended December 31,
                                                            ----------------------
                                                              1999         1998
                                                            ---------    ---------

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                $(338,244)   $  (2,714)
    Adjustments to reconcile net income to net
       cash provided by operating activities:
          Depreciation and amortization                           800         --
          Changes in assets and liabilities:
             Accounts receivable                               81,162     (125,703)
             Other assets                                     (75,480)      (3,126)
             Accounts payable and accrued expenses            247,677         --
                                                            ---------    ---------

                Net cash (used in) provided by
                   operating activities                       (84,085)    (131,543)
                                                            ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property and equipment                         (4,000)     (51,287)
                                                            ---------    ---------

                Net cash used in investing activities          (4,000)     (51,287)
                                                            ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Increase in checks written
       in excess of depository balance                         27,594         --
                                                            ---------    ---------

                Net cash provided by financing activities      27,594         --
                                                            ---------    ---------

                NET DECREASE IN CASH
                   AND CASH EQUIVALENTS                       (60,491)    (182,830)

CASH AND CASH EQUIVALENTS, Beginning                           60,491       69,336
                                                            ---------    ---------

CASH AND CASH EQUIVALENTS, Ending                           $    --      $(113,494)
                                                            =========    =========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
    Income taxes paid                                       $   3,281    $   4,533
                                                            =========    =========

    Interest paid                                           $    --      $    --
                                                            =========    =========








See notes to financial statements.

E-TRANS LOGISTICS, INC.
NOTES TO FINANCIAL STATEMENTS



NOTE 1 -- NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

E-Trans Logistics, Inc. (the Company), formerly known as Gerard Express, Inc., is engaged in trucking, transport and logistics of a wide range of commodities throughout the Northeast. The Company's revenues are derived from shipping services provided for its customers. The Company provides credit in the normal course of business to its customers and performs ongoing credit evaluations of those customers. Credit losses, when realized, have been within the range of the Company's expectations and, historically, have not been significant.

Significant Accounting Policies

Use of Estimates -- Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents --- For purposes of reporting cash flows, the Company includes all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and cash equivalents.

Property and Equipment -- Property and equipment is depreciated and amortized utilizing accelerated methods over their estimated useful lives. Expenditures for repairs and maintenance are charged to expense as incurred. The Company uses independent contractors and/or facilitates short term lease arrangements for transportation equipment, as a result the Company has insignificant investment in fixed assets.

For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.

Income Taxes -- The Company accounts for income taxes under the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the period in which the differences are expected to reverse.

NOTE 2 -- SUBSEQUENT EVENT

On February 14, 2000, the Company entered into an agreement with Universal Media Holdings, Inc., a holding company, under which E-Trans became a wholly owned subsidiary of Universal Media Holdings, Inc. The new office is located at the E-Trans facility, where there are offices and a warehouse. Sometime during the second quarter of 2000, Universal Media Holdings, Inc. plans to rename itself to E-Trans Logistics, Inc.

E-TRANS LOGISTICS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- RELATED PARTY

The Company has an unsecured loan receivable from an affiliate. The balance on December 31, 1999 is $78,160. The loan is short-term in nature and bears interest at 8 percent.

                             E-TRANS LOGISTICS, INC.

                          REVIEWED FINANCIAL STATEMENTS
                                   (Unaudited)

                         Six months ended March 31, 2000

E-TRANS LOGISTICS, INC.




TABLE OF CONTENTS

                                                                            Page

REVIEW REPORT OF INDEPENDENT ACCOUNTANT                                      1

FINANCIAL STATEMENTS

       Balance Sheet                                                         2
       Statement of Operations and Accumulated Deficit                       3
       Statement of Cash Flows                                               4
       Notes to Financial Statements                                         5

                                   AARON STEIN

                           CERTIFIED PUBLIC ACCOUNTANT

                     REVIEW REPORT OF INDEPENDENT ACCOUNTANT



To the Board of directors and stockholders of Universal Media Holding, Inc. & Subsidiary

I have reviewed the accompanying balance sheet of Universal Media Holding, Inc. & Subsidiary as of March 31, 2000, and the related statement of operations, stockholders' deficit, and cash flows for the six months then ended. These financial statements are the responsibility of the Corporation's management.

I conducted my review in accordance with the standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.




                                AARON STEIN, CPA

June 13, 2000







            534 WILLOW AVENUE o PO BOX 315 o CEDARHURST, NY o 11516
                               Phone: 516.569.0520

E-TRANS LOGISTICS, INC.
BALANCE SHEET

March 31, 2000
(Unaudited)

ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                         $   2,334
    Accounts receivable                                                  73,437
    Other assets                                                        179,275
                                                                      ---------

                   Total current assets                                 255,046

PROPERTY AND EQUIPMENT, net                                               3,200
                                                                      ---------

                                                                      $ 258,246
                                                                      =========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued expenses                             $ 497,903
                                                                      ---------

                   Total current liabilities                            497,903
                                                                      ---------

STOCKHOLDERS' EQUITY
    Common stock, no par value, 1,500
       shares authorized, 1,500 issued and outstanding                   10,000
    Accumulated deficit                                                (249,657)
                                                                      ---------

                                                                       (239,657)
                                                                      ---------
                                                                      $ 258,246
                                                                      =========

See review report of independent accountant and notes to financial statements.

E-TRANS LOGISTICS, INC.

STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

Six months ended March 31, 2000
(Unaudited)

REVENUES EARNED                                                    $ 582,049

COST OF REVENUES EARNED                                                 --
                                                                   ---------

             GROSS PROFIT                                            582,049

GENERAL AND ADMINISTRATIVE EXPENSES                                  857,512
                                                                   ---------

             OPERATING LOSS                                         (275,463)
                                                                   ---------
OTHER INCOME
    Interest income                                                      339
                                                                   ---------

             Total other income                                          339
                                                                   ---------

             LOSS BEFORE PROVISION FOR INCOME TAXES                 (275,124)

INCOME TAX EXPENSE                                                      --
                                                                   ---------

             NET LOSS                                               (275,124)

RETAINED EARNINGS, Beginning                                          25,467
                                                                   ---------

ACCUMULATED DEFICIT, Ending                                        $(249,657)
                                                                   =========


LOSS PER SHARE
    Basic                                                          $ (183.42)
                                                                   =========


AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
    Basic                                                          $   1,500
                                                                   =========










See review report of independent accountant and notes to financial statements.

E-TRANS LOGISTICS, INC.
STATEMENT OF CASH FLOWS

Six months ended March 31, 2000
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                       $(275,124)
    Adjustments to reconcile net loss to net
       cash provided by operating activities:
          Depreciation and amortization                                  800
          Changes in assets and liabilities:
             Accounts receivables                                    (73,437)
             Other assets                                           (183,304)
             Accounts payable and accrued expenses                   501,996
                                                                   ---------

                Net cash used in operating activities                (29,069)

CASH AND CASH EQUIVALENTS, Beginning                                  31,403
                                                                   ---------

CASH AND CASH EQUIVALENTS, Ending                                  $   2,334
                                                                   =========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
    Interest paid                                                  $    --
                                                                   =========

    Income taxes paid                                              $    --
                                                                   =========





















See review report of independent accountant and notes to financial statements.

E-TRANS LOGISTICS, INC.
NOTES TO FINANCIAL STATEMENTS



NOTE 1 -- NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

E-Trans Logistics, Inc. (the Company), formerly known as Gerard Express, Inc., is engaged in trucking, transport and logistics of a wide range of commodities throughout the Northeast. The Company's revenues are derived from shipping services provided for its customers. The Company provides credit in the normal course of business to its customers and performs ongoing credit evaluations of those customers. Credit losses, when realized, have been within the range of the Company's expectations and, historically, have not been significant.

Significant Accounting Policies

Use of Estimates -- Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents --- For purposes of reporting cash flows, the Company includes all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and cash equivalents.

Property and Equipment -- Property and equipment is depreciated and amortized utilizing accelerated methods over their estimated useful lives. Expenditures for repairs and maintenance are charged to expense as incurred. The Company uses independent contractors and/or facilitates short term lease arrangements for transportation equipment, as a result the Company has insignificant investment in fixed assets.

For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.

Income Taxes -- The Company accounts for income taxes under the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the period in which the differences are expected to reverse.

NOTE 2 -- ACCOUNTS RECEIVABLE

During 2000, the Company sold certain receivables with recourse to a financial institution in the amount of $118,146.

E-TRANS LOGISTICS, INC.
NOTES TO FINANCIAL STATEMENTS


NOTE 3 -- RELATED PARTIES

The Company has an unsecured loan receivable from an affiliate. The balance on March 31, 2000 was $141,009. The loan is short-term in nature and bears interest at 8 percent.

NOTE 4 -- MERGER

On February 14, 2000, the Company entered into an agreement with Universal Media Holdings, Inc., a holding company, under which E-Trans became a wholly owned subsidiary of Universal Media Holdings, Inc. The new office is located at the E-Trans facility, where there are offices and a warehouse. Sometime during the second quarter of 2000, Universal Media Holdings, Inc. plans to rename itself to E-Trans Logistics, Inc.